UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Meritor, Inc. (the “Company”) is furnishing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K originally furnished to the Securities and Exchange Commission (the “SEC”) on November 16, 2016 (the “Original 8-K”). The purpose of this Amendment No. 1 is to announce revised financial results for its fourth fiscal quarter and year ended September 30, 2016.

As compared to the Company’s earnings release furnished as an exhibit to the Original 8-K:

●

The benefit for income taxes has been revised to reflect a net increase of $22 million for both the fourth fiscal quarter and year ended September 30, 2016 (resulting from an increase of $33 million to the reported $405 million recognized from the partial release of the tax valuation allowance in the United States, partially offset by an $11 million reduction to the reported $36 million in other correlated tax relief).

●	For both the fourth fiscal quarter and year ended September 30, 2016, the adjustment:
○	Increased both net income and net income attributable to the Company by $22 million;
○	Increased both income from continuing operations and net income from continuing operations attributable to the Company by $22 million; and
○	Increased both diluted earnings per share and diluted earnings per share from continuing operations by $0.24.

The adjustments did not affect any of the other operating results reported in the Original 8-K and affected certain deferred tax assets as reflected on the September 30, 2016 balance sheet included in the Company’s Form 10-K, which was filed today with the SEC.

A summary of the revised operating results is as follows (in millions, except per share amounts):

	Three Months	Twelve Months
	Ended	Ended
	September 30,	September 30,
	2016	2016
Benefit for income taxes	$446	$424
Income from continuing operations	474	579
Net income from continuing operations attributable to Meritor, Inc.	474	577
Net income	474	575
Net Income attributable to Meritor, Inc.	474	573
Diluted earnings per share from continuing operations	5.34	6.27
Diluted earnings per share	5.34	6.23

These revisions to the financial results reported in the Original 8-K and the related press release arose in connection with the Company’s discovery of a required adjustment during the completion of its year-end financial reporting process in preparation for its Form 10-K filing for the fiscal year ended September 30, 2016.

The Company’s financial results for the fiscal year ended September 30, 2016 are included in its Form 10-K, which was filed today with the SEC.

Item 7.01. Regulation FD Disclosure

The information set forth in Item 2.02 above is incorporated in this Item 7.01 by reference.

The information in Items 2.02 and 7.01 of this Form 8-K/A shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.
(Registrant)

Date: December 1, 2016	By:	/s/ April Miller Boise
April Miller Boise
Senior Vice President, General Counsel &
Corporate Secretary